Goodwill and Intangible Assets, Net (Details) - USD ($) $ in Thousands	1 Months Ended	3 Months Ended	12 Months Ended
	Dec. 31, 2021	Mar. 31, 2022	Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Additional amortization amount	$ 1,316	$ 5,620	$ 6,000
Customer relationships, description		The weighted average amortization period for the trade name, customer relationships and licenses were three years, five years and ten years, respectively.	The weighted average amortization period for the trade name, customer relationships and licenses were three years, five years and ten years, respectively.
Intangible assets amounted	126	$ 626
Customer relationships amortization	434	1,884
License amortization amounted	$ 756	$ 2,756
Customer relationships increased			$ 29,000
Licenses increased			$ 80,000